UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2004

FLEETWOOD ENTERPRISES, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3125 Myers Street, Riverside, California 92503-5527
(Address of principal executive offices)

Registrant’s telephone number, including area code (951) 351-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 2.02.               Results of Operations and Financial Condition.

On September 7, 2004, Fleetwood Enterprises, Inc. (the “Company”) issued a news release reporting the earnings results of the Company for its first fiscal quarter ended July 25, 2004. A copy of the press release was previously filed with Form 8-K on September 7, 2004.  On the same day the Company held an investor conference call to discuss financial results for the first quarter, and also filed certain Supplemental Information (unaudited) for that conference call.

A transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein. An audio replay of the conference call also will be available at the Company’s website, www.fleetwood.com. Please see the headings Company Information and Events/Conf.  Calls to access this audio replay.

In addition, the Company has determined that certain of the information contained in the Supplemental Information (unaudited) for the conference call, regarding numbers of recreational vehicle dealers and also regarding backlogs in the Company’s manufactured housing group, were inaccurate.  Accordingly, the Company is filing herewith, as Exhibit 99.2, Amended Supplemental Information (unaudited) prepared for use in connection with the financial results for the first quarter ended July 25, 2004.  All information in the Amended Supplemental Information package is presented as of the date or for the period specified therein, and the Company does not assume any obligation to correct or update said information in the future.

The information in this Current Report on Form 8-K, including the exhibits included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Exhibit 99.1	Transcript of conference call on financial results of Fleetwood Enterprises, Inc. conducted on September 7, 2004.
Exhibit 99.2	Amended Supplemental Information (unaudited) prepared for use in connection with the financial results for the first quarter ended July 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: September 13, 2004,

	By:	/s/ Leonard J. McGill

Leonard J. McGill

Senior Vice President, Corporate Finance; Chief Governance Officer

Index to Exhibits

Exhibit 99.1	Transcript of conference call on financial results of Fleetwood Enterprises, Inc. conducted on September 7, 2004.
Exhibit 99.2	Amended Supplemental Information (unaudited) prepared for use in connection with the financial results for the first quarter ended July 25, 2004.